EXHIBIT 10.18
                                                                   -------------

                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of September 3, 2002 made by BRIDGELINE Software Inc., a Delaware corporation (the "Borrower"), in favor of Thomas Massie (the "Lender").

         The parties agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Note (as defined below) or as defined in the Code (as defined below) are used herein as therein defined, and the following terms shall have the following meanings:

                  "Code" means the Uniform Commercial Code as from time to time in effect in the Commonwealth of Massachusetts.

                  "Collateral" shall have the meaning assigned to it in Section 2 of this Security Agreement.

                  "Obligations" means the unpaid principal amount of, and interest on, the Note, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, arising under, out of, or in connection with the Note or this Security Agreement or otherwise.

                  "Note" means the convertible promissory note of even date herewith made by the Borrower in favor of the Lender in the original principal amount of up to $200,000.00 and all instruments issued in exchange or replacement therefor or which otherwise represent the debt represented by the original Note.

                  "Security Agreement" means this Security Agreement, as amended or restated from time to time.

         2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby grants to the Lender a security interest in all right, title and interest of the Borrower in all of the following property, whether now owned or hereafter acquired: (i) Accounts; (ii) Notes; (iii) Chattel Paper; (iv) Commercial Tort Claims; (v) Deposit Accounts; (vi) Documents; (vii) Equipment; (viii) Fixtures; (ix) General Intangibles (including, but not limited to patents, copyrights, trademarks, service marks and trade names and any applications therefor or registrations thereof, including without limitation those set forth on Schedule A hereto, payment intangibles and all software, library code an tools, (including in both source code and object code); (x) Goods; (xi) Instruments; (xii) Inventory;
(xiii) Investment Property and Financial Assets; (xiv) Letter-of-Credit Rights and letters of credit; (xv) Money; (xvi) Supporting Obligations; (xvii) insurance claims and proceeds; (xviii) books, records, computer programs, databases and other materials pertaining to any of the foregoing; and (xix) Proceeds and products of any of the foregoing (collectively, the "Collateral").

         3. Rights of Lender; Limitations on Lender's Obligations.

                  (a) Borrower Remains Liable under Accounts. Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. The Lender shall not have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Lender of any payment relating to such Account pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) Notice to Account Debtors. Upon the request of the Lender at any time after the occurrence and during the continuance of an Event of Default, the Borrower shall notify account debtors on the Accounts that the Accounts have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender. The Lender may in its own name or in the name of others communicate with account debtors on the Accounts to verify with them to its satisfaction the existence, amount and terms of any Accounts.

                  (c) Collections on Accounts. The Lender hereby authorizes the Borrower to collect the Accounts, and the Lender may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Lender at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by the Borrower, shall be forthwith (and, in any event, within two business days) deposited by the Borrower in the exact form received, duly endorsed by the Borrower to the Lender if required, in a special collateral account maintained by the Lender, subject to withdrawal by the Lender only, as hereinafter provided, and, until so turned over, shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower. All Proceeds constituting collections of Accounts while held by the Lender (or by the Borrower in trust for the Lender) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied thereto by the Lender, or by the Borrower with the Lender's consent. If an Event of Default shall have occurred and be continuing, at any time at the Lender's election, the Lender shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as the Lender may elect, and any part of such funds which the Lender elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Lender to the Borrower or to whomsoever may be lawfully entitled to receive the same. At the Lender's request, the Borrower shall deliver to the Lender all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the accounts, including, without limitation, all original orders, invoices and shipping receipts.

                  (d) Trust Account. Upon the occurrence and during the continuance of an Event of Default, the Lender may, in its sole discretion, elect to require the Borrower to establish with the Lender a trust account and to deal with all of its Receivables subject to the provisions of this Section. Following such election, the Borrower will collect its Receivables as the Lender's collection agent, hold such collections in trust for the Lender without commingling the same with other funds of the Borrower and will promptly, on the day of receipt thereof, transmit such collections to the Lender in the identical form in which they were received by the Borrower, with such endorsements as may be appropriate, accompanied by a report, in form approved by the Lender, showing the amount of such collections and the cash discounts applicable thereto.

                  (e) Title to Collateral. The Borrower represents and warrants to the Lender that it has good title to all of the Collateral, free and clear of all liens, security interests and adverse interests, other than the Permitted Liens, in favor of any person or entity other than the Lender.

         4. Covenants. The Borrower covenants and agrees with the Lender that, from and after the date of this Security Agreement until the Obligations are paid in full:

                  (a) Further Documentation; Pledge of Instruments and Chattel Paper. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests and liens created hereby. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Lender, duly endorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Security Agreement.

                  (b) Indemnification. The Borrower agrees to pay, and to save the Lender harmless from, any and all liabilities, reasonable costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any law, rule, regulation or order of any court, arbitrator or governmental entity, jurisdiction or authority applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Lender under any Account for any sum owing thereunder, or to enforce any provisions of any Account, the Borrower will save, indemnify and keep the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The foregoing indemnification shall not apply to any liabilities, costs or expenses resulting directly from the gross negligence, actual willful misconduct or bad faith of the Lender.

                  (c) Maintenance of Records. The Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including without limitation, a record of all payments received and all credits granted with respect to the Accounts. For the Lender's further security, the Borrower hereby grants to the Lender a security interest in all of the Borrower's books and records pertaining to the Collateral, and upon the occurrence and during the continuance of an Event of Default, the Borrower shall turn over any such books and records to the Lender or to its representatives during normal business hours at the request of the Lender.

                  (d) Right of Inspection. The Lender shall at all times have full and free access during normal business hours, and upon reasonable prior notice, to all the books of record and account of the Borrower, and the Lender or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Borrower agrees to render to the Lender, at the Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Lender and its representatives shall at all times also have the right during normal business hours, and upon reasonable prior notice, to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same or otherwise protecting its interests therein.

                  (e) Compliance with Laws, etc. The Borrower will comply in all material respects with all laws, rules, regulations and orders of any court, arbitrator or governmental entity, jurisdiction or authority applicable to the Collateral or any part thereof or to the operation of the Borrower's business; provided, however, that the Borrower may contest any such law, rule, regulation or order in any reasonable manner which shall not, in the reasonable opinion of the Lender, adversely affect the Lender's rights or the priority of its liens on the Collateral.

                  (f) Payment of Obligations. The Borrower will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Borrower's books in accordance with generally accepted accounting principles.

                  (g) Limitation on Liens on Collateral. The Borrower will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any lien, security interest, pledge, mortgage, deed of trust, levy, attachment, claim or other charge or encumbrance on or to the Collateral, and will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all persons or entities whatsoever.

                  (h) Limitations on Dispositions of Collateral. The Borrower will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except for sales of Collateral for value in the ordinary course of business.

                  (i) Limitations on Discounts, Compromises, Extensions of Accounts. Other than in the ordinary course of business as generally conducted by the Borrower, the Borrower will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any person or entity liable for the payment thereof, or allow any credit or discount whatsoever thereon.

                  (j) Maintenance of Equipment. The Borrower will maintain each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

                  (k) Maintenance of Insurance. The Borrower will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory, Equipment and Vehicles against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Lender and (ii) insuring the Borrower and the Lender against liability for personal injury and property damage relating to such Inventory, Equipment and Vehicles, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Lender, with losses payable to the Borrower and the Lender as their respective interests may appear. All such insurance shall
(i) provide that no termination, cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Lender of written notice thereof, (ii) name the Lender as an insured and (iii) be reasonably satisfactory in all other respect to the Lender. From time to time upon the request of the Lender, the Borrower shall deliver to the Lender insurance policies, certificates or binders as the Lender may from time to time reasonably request.

                  (l) Further Identification of Collateral. The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

         5. Lender's Appointment as Attorney-in-Fact.

                  (a) Powers. The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do the following:

          (i) in the case of any Account, at any time when the authority of the Borrower to collect the Accounts has been curtailed or terminated pursuant to the first sentence of Section 3(c) hereof, or in the case of any other Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument or with respect to any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Account, Instrument or with respect to any other collateral whenever payable;

          (ii) to pay or discharge taxes and liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

          (iii) Upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Borrower might do.

At the reasonable request of the Lender, the Borrower shall deliver to the Lender, one or more further documents ratifying any and all actions that said attorneys shall lawfully take or do or cause to be taken or done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) Other Powers. The Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with the sales provided for in Section 7 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (c) No Duty on Lender's Part. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

         6. Performance by Lender of Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained herein and the Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Prime Rate plus 5%, shall be payable by the Borrower to the Lender on demand and shall constitute Obligations secured hereby.

         7. Remedies. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other person or entity (all and each of which are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity or redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-615 of the Code, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder, provided that such release shall not apply to any claim, damage or demand resulting directly from the gross negligence, actual willful misconduct or bad faith of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

         8. Limitation on Duties Regarding Preservation of Collateral. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

         9. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         10. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11. Paragraph Headings. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         12. No Waiver; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         13. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Lender, provided that any provision of this Security Agreement may be waived by the Lender in a written letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender. This Security Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Lender and its successors and assigns.

         14. Governing Law. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts.

         15. Counterparts. This Security Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

         16. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder by any party hereto shall be in writing and shall be deemed to have been duly given (i) when received if delivered personally, or (ii) on the business day following the business day sent if sent by prepaid domestically recognized overnight receipted courier if sent domestically, or (iii) on the third business day following the day sent if sent by prepaid internationally recognized overnight receipted courier if sent internationally, or (iv) when receipt is telephonically acknowledged if sent by telecopier transmission on a business day or, if not a business day, on the next following business day, or to the parties at the following addresses (or at such other addresses as shall be specified by the parties):

         If to the Borrower, to:

         BRIDGELINE  Software, Inc.
         130 New Boston Street
         Woburn, MA 01801

         If to the Lender, to:

         Mr. Thomas Massie

and in any case at such other address as the addressee shall have specified by written notice. All periods of notice shall be measured from the date of delivery thereof.

        IN WITNESS WHEREOF, the Borrower has caused this Security Agreement to be duly executed and delivered in favor of the Lender as of the date first above written.

BORROWER:                                           LENDER:
BRIDGELINE Software Inc.

By: /S/ GARY M. CEBULA                              /S/ THOMAS L. MASSIE
    ---------------------------                     ----------------------------
Name: Gary M. Cebula                                Thomas Massie
      -------------------------
Title: Sr. V.P. & CFO
       ------------------------